Exhibit 10.16

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT dated as of August 9, 2004 between Energy Producers, Inc. a Nevada corporation, with its principal office at 6564 Smoke Tree Lane, Town of Paradise Valley, Arizona 85254 (the "Company") and James Barker (the "Optionee").

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase 1,000,000 shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company upon the terms set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1.

Grant of Option

     1.1

The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option"') to purchase 1,000,000 shares in Common Stock of the Company as provided herein (the "Option Shares").

     1.2  Optionee understands that the Option is not entitled to special tax treatment under Section 422 of the Internal  Revenue Code as amended to date and as may be amended from time to time.

     2.   Price and Payment for Shares

     2.1

The options shall vest in the following increments (subject to Section 6 hereof) at the following exercise prices per share (the "Purchase Price"):

(i) 1,000,000 shares at $0.70 per share from and after the expiration of one hundred eighty (180) days following the date of this agreement.

     3.

Exercise Period. The Option is exercisable in whole or in part from time to time during the period(s) (the "Exercise Periods") commencing, as to each increment, on the date of vesting as provided in Section 2 and terminating on a date which is 5:00 P.M. Phoenix, Arizona time four (4) years from such date of vesting, provided, however, that if such date is a day on which banks in the State of Arizona are authorized or permitted to be closed, then the Exercise Period shall end at 5:00 P.M. Phoenix, Arizona time on the next day which is not such a day.

     4.

Exercise of Option

     4.1

The Option may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionees behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash or by delivering shares of Common Stock already owned by it having a fair market value on the date of exercise equal to the Purchase Price, or any combination of cash or shares, or try surrendering a number of Option Shares having a fair market value equal to the Purchase Price in a cashless exercise. The Purchase Price shall be paid not later than ten (10) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said ten (10) day period, the Company shall have the right to take whatever action it deems appropriate, including without limitation; voiding the option exercise and reinstating the portion of the Option relating thereto. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

     4.2

Upon the exercise of the Option, in whole or in part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

     5.

Transferability of Option

The Option herein granted shall be assignable and transferable by the Optionee to provided that the Optionee shall notify the Company within five business days of any such transfer or assignment and any such transfer is in compliance with applicable securities laws as reasonably determined by the Company.

     6.

Termination; Acceleration

All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Exercise Period(s) herein defined or, if sooner, 18 months after the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of  liquidation). Immediately upon the occurrence of any such events or any change in a majority of the Board of Directors of the Company, the entire Option shall automatically become fully vested and exercisable notwithstanding Section 2 hereof.

     7.

Registration

     7.1

If at any time after the date of this Agreement and prior to the expiration of all Exercise Period(s), the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public in an underwritten offering, it will at each such time give prior written  notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify the number of Option Shares Optionee requests to be included in the registration, the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register, provided, however, that if the managing underwriter shall certify in writing that  inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     7.2

The Option Shares will be subject to all affiliate rules provided for under the rules under the Securities Act of 1933, as amended, the "Securities Act") where and when and if applicable as may be required of the Optionee.

     8.

Registration Expenses

The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants.

     9.

Registration Procedures

If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

     9.1

Prepare and file with the Securities and Exchange Commission ("'Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

     9.2

Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such  registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities  covered by such registration statement until such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

     9.3

Furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

     9.4

Use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such, jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company  shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction.

     9.5

The Company may require the Optionee to furnish the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     10.

Termination of Obligations

The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares; when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     11.

Availability of Information

The Company shall make publicly available such information and documentation as may be necessary presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     12.

Dilution or Other Adjustments

In the event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, (i) the number of Option Shares, (ii) the Purchase Price, or (iii) any provision of this Agreement, shall be automatically adjusted as necessary in order to prevent dilution or enlargement of the Option and the rights granted hereunder, The Company shall promptly notify Optionee of any such adjustment.

     13.

Miscellaneous

     13.1

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Arizona without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

     13.2

Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

     13.3

As used herein, the masculine gender shall include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.4

No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

     13.5

No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

     13.6

All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     13.7

The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

     13.8

This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

     13.9

The Option shall be effective as of August 9, 2004.

ENERGY PRODUCERS, INC

/s/  Dennis R. Alexander

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Its: Chairman and CFO

Authorized Signatory

OPTIONEE

/s/ James Barker

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By: James Barker